                                                                    EXHIBIT 32.1

              CERTIFICATION BY CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

      In connection with the Quarterly Report of PICO Holdings, Inc. (the "Company") on Form 10-Q for the three months ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Hart, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), that to the best of my knowledge:

      (1) The Report fully complies with requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2004                       /s/ John R. Hart
                                        ---------------------------------
                                        John R. Hart
                                        President and Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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